UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2007
HORIZON OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16857 (Commission File Number)	72-0487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)		77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
     On March 9, 2007, the Compensation Committee of the Board of Directors of Horizon Offshore, Inc. (the “Company”) approved increases to the base salaries of three of the Company’s named executive officers (as that term is defined in Item 402(a)(3) of Regulation S-K), effective April 1, 2007. The adjusted base salaries of the three named executive officers will be as follows: George G. Reuter, Executive Vice President and Chief Operating Officer ($325,000), William B. Gibbens, III, Executive Vice President and General Counsel ($300,000), and Ronald D. Mogel, Vice President and Chief Financial Officer ($270,000).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ William B. Gibbens, III
William B. Gibbens, III
Executive Vice President and General Counsel

Date: March 14, 2007